Exhibit 10.7

LOCKHEED MARTIN SUPPLEMENTARY PENSION PLAN

FOR TRANSFERRED EMPLOYEES OF GE OPERATIONS

(Effective December 31, 2008)

ARTICLE I

PURPOSES OF THE PLAN

The purposes of the Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations (the “Plan”) is to provide Transferred Employees with a supplemental pension benefit that, in combination with the Martin Marietta Corporation Retirement Income Plan II (now the Lockheed Martin Corporation Retirement Income Plan) or KAPL Inc. Pension Plan for Salaried Employees and anticipated social security benefits, delivers a total retirement income equal to a maximum of 60 percent of the employee’s average compensation over the final three years.

The Plan was amended and restated effective January 1, 2005, in order to comply with the requirements of Code section 409A. The amendment and restatement applied only to the portion of a Participant’s benefit that is earned or becomes vested on or after January 1, 2005. The portion of a Participant’s benefit that was earned and vested prior to January 1, 2005 shall be governed by Appendix A. The Plan was amended and restated, effective June 26, 2008, in order to clarify certain provisions in accordance with the final Treasury Regulations issued under Code section 409A and to make other clarifications with respect to eligibility and benefits. The Plan is hereby amended and restated effective December 31, 2008 to order to make further clarifications in accordance with the final Treasury Regulations issued under Code section 409A and to make other administrative clarifications.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, the following words and phrases when used in this Plan shall have the meanings hereinafter indicated:

1. BENEFICIARY — The person or persons designated by the Participant as his or her beneficiary under the Qualified Pension Plan. If no beneficiary is designated under the Qualified Pension Plan, or if no designated beneficiary survives the Participant, the Participant’s estate shall be the beneficiary.

2. BOARD — The Board of Directors of Lockheed Martin Corporation.

3. CODE — The Internal Revenue Code of 1986, as amended.

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4. COMMITTEE — The committee described in Section 1 of Article VII.

5. COMPANY — Lockheed Martin Corporation and its subsidiaries.

6. ELIGIBLE EMPLOYEE — An employee of the Company who transferred employment to Martin Marietta Corporation as a result of the agreement between Martin Marietta Corporation and General Electric Company dated November 22, 1992 or who transferred employment under the Lakeland Transfer Agreement and who meets the eligibility criteria in Section 1 of Article III, and who satisfies such additional requirements for participation in this Plan as the Committee may from time to time establish. The Pension Plans Administration Committee shall interpret the participation requirements established by the Committee for all Participants except elected officers subject to Section 16(b) of the Securities and Exchange Act of 1934. Determinations of participation requirements for elected officers shall be made by the Committee.

7. GRANDFATHERED 2004 BENEFIT — The benefit calculated under the terms of the Plan in effect prior to January 1, 2005 (attached as Appendix A), determined as if the Participant had terminated from employment on December 31, 2004 (or the Participant’s actual termination date, if earlier).

8. PARTICIPANT — An Eligible Employee who meets the requirements for participation contained in Article III; the term shall include a former employee and survivors/beneficiaries whose benefit has not been fully distributed.

9. PLAN — The Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations, or any successor plan.

10. QUALIFIED PENSION PLAN — The Lockheed Martin Corporation Retirement Income Plan (“Retirement Income Plan”) or KAPL Inc. Pension Plan for Salaried Employees (“KAPL Inc. Plan”). All terms used in this Plan which are defined in the Retirement Income Plan or KAPL Inc. Plan have the same meanings, unless otherwise expressly provided in this Plan.

11. SUBSIDIARY — As to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporation), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

12. YEAR — The calendar year.

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ARTICLE III

SUPPLEMENTARY PENSION BENEFIT

1. Eligibility. Each Employee who was classified as an Executive Career Band (“EB”) employee on or prior to December 31, 1993, who has five or more years of Vesting Service and who is a participant in the Qualified Pension Plan shall be eligible to receive benefits under this Article III. However, except as provided in Section 2.D., an Employee who retires under the Qualified Pension Plan before the first day of the month following attainment of age 55 or an Employee who leaves the Service of the Company before attainment of age 55, shall not be eligible for a benefit under this Article III.

An Employee who meets the other requirements specified in this Section shall be eligible for benefits under this Article III so long as his assigned position level or position of equivalent responsibility throughout any consecutive three years of the 15 year period ending on the last day of the month preceding his termination of service is at least at the level of a director (or other position equivalent to General Electric Company’s EB) even though he is not employed at that level on the date his Service terminates.

2. Amount of Benefit.

A.	Definitions. For purposes of this Section 2, the following terms have the following meanings:

Annual Estimated Social Security Benefit. The annual equivalent of the maximum possible Primary Insurance Amount payable, after reduction for early retirement, as an old-age benefit to an employee who retired at age 62 on January 1 of the calendar year in which occurred the Employee’s actual date of retirement or death, whichever is earlier. The Company shall determine the Annual Estimated Social Security Benefit in accordance with the Social Security Act in effect at the end of the calendar year preceding such January 1.

If an Employee has less than 35 years of Credited Service, the Annual Estimated Social Security Benefit determined under the above paragraph is multiplied by a factor, the numerator of which is the number of years of the Employees’ Credited Service to his or her date of retirement or death, whichever is earlier, and the denominator of which is 35.

The Annual Estimated Social Security Benefit shall be adjusted to include any social security, severance, or similar benefit provided under foreign law or regulations as the Committee may prescribe by rules and regulations.

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Annual Pension Payable under the Qualified Pension Plan. The sum of:

(1)	(i) the annual normal, early or late retirement benefit under Article V of the Qualified Pension Plan, including the Personal Pension Account (excluding the regular supplement under Article V(4) of the Qualified Pension Plan), or (ii) the normal, optional or disability retirement benefit under the RIP II or KAPL Annex of the Qualified Pension Plan, less

(2)	to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension. All such amounts shall be determined before applying any reduction factors for Early, Optional or Disability Retirement, for election of any optional form of Pension at retirement, a qualified domestic relations order(s), if any, or in connection with any other adjustment or supplement made pursuant to the Qualified Pension Plan or any other pension plan.

For purposes of this paragraph, the Employee’s Pension shall include the Personal Pension Account Annuity payable to the Employee or the Employee’s spouse on the date of the Employee’s retirement or death, regardless of whether such annuity commenced on such date.

Annual Retirement Income. For Employees who retire or die in active Service on or after April 5, 1993, the amount determined by multiplying 1.75% of Average Annual Compensation by the number of years of Credited Service completed at the date of retirement or death, whichever is earlier.

Average Annual Compensation. One-third of the Employee’s Compensation for the highest consecutive three years during the last 10 years immediately preceding his date of retirement or death, whichever is earlier. In computing Average Annual Compensation, normal straight-time earnings shall be substituted for actual Compensation for any month in which such normal straight-time earnings are greater.

Compensation. Salary (including any deferred salary approved by the Committee as compensation for purposes of this Plan) plus:

(1)	For persons then eligible for Incentive Compensation, the total amount of any Management Incentive Compensation Plan earnings, unless such Incentive Compensation is excluded by the Board or a committee thereof.

(2)	For persons who would then have been eligible for Incentive Compensation if they had not been participants in a Sales Commission Plan or other variable

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compensation plan, the total amount of sales commissions (or other variable compensation earned unless such compensation is excluded by the Board or a committee thereof);

(3)	For all other persons, the sales commissions and other variable compensation earned to the extent such earnings were then included under the Qualified Pension Plan, plus any amounts (other than salary and those mentioned in clauses (1) through (3) above) which were then included as compensation under the Qualified Pension Plan except any amounts which the Committee may exclude from the computation of “Compensation” and subject to the powers of the Committee with respect to payment of benefits.

The Committee shall specify the basis for determining an Employee’s Compensation for any portion of the three years used to compute the Employee’s Average Annual Compensation during which the Employee was not employed by an employer participating in this Plan.

Credited Service. Credited Service has the same meaning as in the Qualified Pension Plan. For periods before January 1, 1976, Credited Service as a full-time Employee also includes all Service credited under the Qualified Pension Plan for any period during which the employee was a full-time Employee for purposes of the Qualified Pension Plan. Credited Service also includes:

(1)	Any period of Service with the Company or an Affiliate as the Committee may otherwise provide by rules and regulations issued with respect to this Plan; and

(2)	Any period of service with another employer as the Board may approve, if any conditions specified in such approval have been met.

B.	Normal Retirement Benefit. Subject to the limitations in Section G and the requirements of Code section 409A, the benefit payable to an eligible Employee who retires on or after his or her normal retirement date under the Plan, shall be the excess, if any, of the employee’s Annual Retirement Income, over the sum of

(1)	The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity and excluding any supplements payable under the Qualified Pension Plan) (calculated as a five-year certain annuity),

(2)	1/2 of the Employee’s Annual Estimated Social Security Benefit,

(3)	the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan.

C. Early, Optional or Disability Retirement. Subject to the limitations in Section G and Section 1 of Article VII, the benefit payable to an eligible Employee who, after reaching age 60,

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retires on an optional retirement date under the Qualified Pension Plan shall be computed in the manner provided by Section B (for an employee retiring on his or her normal retirement date) but taking into account only Credited Service and Average Annual Compensation to the actual date of optional retirement. The annual benefit payable to an eligible Employee who, after reaching age 55 (but before reaching age 60), retires under the early retirement provisions of the Qualified Pension Plan shall equal the amount in section B but taking into account only Credited Service and Average Annual Compensation to the Employee’s actual termination of employment and reduced for early retirement using the early retirement reduction factor under Article V(2) of the Qualified Pension Plan.

Subject to the requirements of Code section 409AI, the annual benefit payable to an eligible Employee who has satisfied the eligibility requirements to receive a Disability Pension under the RIP II or KAPL Annex of the Qualified Pension Plan (to the extent consistent with the requirements of Code section 409A(a)(2(C)) shall be computed in the manner provided by Section B (for an Employee retiring on his normal retirement date) taking into account only Credited Service and Average Annual Compensation to the actual date of disability retirement and not reduced for the Disability Supplement in the RIP II or KAPL Annex of the Qualified Pension Plan. In the case of an eligible Employee whose date of retirement precedes the first day of the month after reaching age 60 the Plan benefit shall then be reduced by 12%.

, If the Disability Pension payable to the Employee under the Qualified Pension Plan is discontinued as a result of the Employee’s disability ceasing before the Employee reaches age 60, the benefit provided under this Section C. shall also be discontinued to the extent permitted under Code section 409A.

D. Special Benefit Protection for Certain Employees. Subject to the provisions of Code section 409A, a former Employee whose Service with the Company is terminated on or after December 31, 1994 and after completing 25 or more years of Vesting Service, who does not withdraw his required or voluntary contributions from the Qualified Pension Plan before retirement, shall be eligible for a benefit under this Plan commencing upon the later of termination of employment with the Company and the attainment of age 60 if:

(1)	the Employee’s Service is terminated for transfer to a successor employer and

(2)	the Employee does not retire under the Qualified Pension Plan until the later of (1) termination of service with the successor employer and (2) the first of the month after reaching age 60.

In determining the benefit under this Plan, the Average Annual Compensation shall be based on the last 120 completed months with the successor employer before the Employee’s Service termination date and the Annual Estimated Social Security Benefit shall be determined as though the Employee’s retirement date was the date of termination.

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E. Survivor Benefits. Subject to the requirements of Code section 409A, if a survivor benefit applies with respect to the past and future service annuity portion of an Employee’s Annual Pension payable under the Qualified Pension Plan, such survivor benefit shall automatically apply to any benefit which he or she may be eligible under this Plan. The Employee’s benefit shall be adjusted and paid in the same manner as such pension payable under the Qualified Pension Plan is adjusted and paid on account of such survivor benefit. Payments to the survivor shall commence as soon as administratively practicable (but not later than 90 days) following the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death.

F. Payments Upon Death.

Subject to the requirements of Code section 409A, if an eligible Employee dies in active Service, or following retirement with a benefit from this Plan, and a death benefit (other than a return of Employee contributions with interest including an Employee’s Personal and Voluntary Pension Account) is payable to the beneficiary or Surviving Spouse of such Employee under the Qualified Pension Plan, a death benefit shall also be payable to the beneficiary or Surviving Spouse under this Plan as follows:

(1)

Any such death benefit payable to a surviving spouse under this Plan shall equal 50% of the Employee’s Annual Retirement Income under this Plan reduced by (1) 100% of the Employee’s preretirement surviving spouse benefit payable or other lump sum benefit under the Qualified Pension Plan, (2) 25% of the Employee’s Annual Estimated Social Security Benefit, (3) the Employee’s Personal Pension Account benefit, and (4) the benefit payable under the Lockheed Martin Corporation Supplemental Retirement Plan. Payments to the surviving spouse shall commence as soon as administratively practicable (but no later than 90 days) after the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death.

(2)	Any such death benefit payable to a surviving spouse under this Plan shall take into account only Credited Service and Average Annual Compensation to the earlier of the Employee’s death or termination of employment and will be reduced for early retirement using the early retirement reduction factors under Article V(2) of the Qualified Pension Plan.

(3)

Subject to the requirements of Code section 409A, any such benefit payable to a surviving spouse shall be paid as soon as administratively practicable (but no later than 90 days) after the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death and will be paid in accordance with the payment provisions of the RIP or KAPL Annex of the Qualified Pension Plan. If benefits from the Qualified Pension Plan are paid under the payment provisions of the RIP or KAPL Annex of the Qualified Pension Plan, then benefits from this Plan will be paid in the same payment form.

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G. Limitations on Benefits.

(a) Notwithstanding any provision of this Plan to the contrary, if the sum of:

(1)	The annual benefit (calculated before applying any reductions for early retirement or additions for any supplements payable under the Qualified Pension Plan, and prior to any calculation for disability retirement reductions) otherwise payable to an Employee under this Plan;

(2)	The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity) (calculated as a five-year certain annuity);

(3)	100% of the Annual Estimated Social Security Benefit before any adjustment for less than 35 years of Pension Benefit Service;

(4)	the Employee’s annual benefit under the Lockheed Martin Corporation Supplemental Retirement Plan; and

to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension exceeds 60% of his or her Annual Average Compensation, the benefit payable under this Plan shall be reduced by the amount of the excess, to the extent permitted by Code section 409A.

(b) Notwithstanding any provision in this Plan to the contrary, the amount of the benefit payable and any death benefit payable to or on behalf of any Employee who is or was an Officer of the Company on the date of his termination of employment or death, whichever is earlier, shall be determined according to such general rules and regulations as a Committee appointed by the Board of Directors may adopt, subject to the limitation that any such benefit or death benefit may not exceed the amount which would be payable under this Plan in the absence of such rules and regulations.

H. Adjustments Following Retirement. If the Pension payable under the Qualified Pension Plan to any Employee is increased following the Employee’s retirement as a result of a general increase in the Pensions payable to retired employees under that plan, no such increase will be made under this Plan.

I. Non-duplication of Benefits. Benefits under this Article III are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension

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Plan with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan and further reduced by the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan, then reduced by the Grandfathered 2004 Benefit, to the extent permitted by Code section 409A. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.

ARTICLE IV

PAYMENT OF BENEFITS

1. Vesting. Except as provided in Article V, and subject to the Company’s right to discontinue the Plan as provided in Article VI, a Participant shall have a non-forfeitable interest in benefits payable under this Plan to the same extent as benefits are vested under the applicable Qualified Pension Plan. As provided in Article V, if a Participant acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

2. Form of Payment. All elections under this Section 2 must be made in the form and manner prescribed by the Senior Vice President, Human Resources. No election made pursuant to this Section 2 may affect a payment due in the same calendar year in which the election is made or accelerate payment into the calendar year in which the election is made. No lump sum distributions are available under this Plan. Benefits under this Plan shall be paid in the form of an annuity commencing as soon as administratively practicable (but no more than 90 days) following the later of (i) the month in which the Participant terminates employment, or (ii) the month in which the Participant attains age fifty-five (55). Notwithstanding the foregoing sentence, benefits paid to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(2)(B)(i), shall not commence before the later of (i) six (6) months following the month in which the Participant terminates employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of termination of employment or attainment of age fifty-five (55), as applicable, and the payment date.

Selection of Annuity Form. Prior to his termination of employment, a Participant may elect to receive benefits in any actuarially equivalent annuity form that is available under the applicable Qualified Pension Plan on the date of the Participant’s election that has been designated by the Senior Vice President, Human Resources as available for election under this Plan. If the Participant has not validly elected an annuity form before his termination of employment (i) an unmarried Participant shall be deemed to have elected payment in the form of a monthly annuity for the life of the Participant with no further payments to anyone after his or

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her death, and (ii) a married Participant shall be deemed to have elected payment in the form of a reduced monthly annuity for the life of the Participant with, after the Participant’s death, a 50% survivor annuity for the life of the Participant’s spouse. Actuarial adjustments shall be based on the factors set forth in the Qualified Pension Plan.

Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed $10,000, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s termination of employment or attainment of age fifty-five (55), as applicable, and shall mean the present value of a Participant’s or Beneficiary’s benefits, excluding the Grandfathered 2004 Benefit, based (i) for terminations prior to January 1, 2008 upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii), or (ii) for terminations on or after January 1, 2008, upon the applicable mortality table and applicable interest rate under Code section 417(e)(3), as amended by the Pension Protection Act of 2006, for the calendar month preceding the Plan Year in which the termination of employment or attainment of age fifty-five (55) occurs. Notwithstanding the foregoing sentence, benefits paid under this Section 2. to a Participant who is reasonably determined by the Company to be a “specified employee” within the meaning of Code section 409A(a)(2)(B)(i), shall not commence before the later of (i) six (6) months following the month in which the Participant terminates employment, or (ii) the month in which the Participant attains age fifty-five (55). No interest shall be paid between the date of termination of employment or attainment of age fifty-five (55), as applicable, and the payment date.

No payment shall commence or be made under this Plan on account of a Participant’s termination of employment unless the termination of employment constitutes a “separation from service” under Code section 409A(a)(2)(a)(i).

Prospective Elections. Participants may elect to further delay the commencement of benefits as provided in this Section 2.c. This Section 2.c. does not apply to Surviving Spouses or Beneficiaries. A new election under this section shall be made by executing and delivering to the Company an election in such form as prescribed by the Company. To constitute a valid election by a Participant making a prospective change to a previous election, (i) the prospective election must be executed and delivered to the Company at least twelve (12) months before the date the first payment would be due under the Participant’s previous election, and (ii) the first payment must be delayed by at least sixty (60) months from the date the first payment would be due under the Participant’s previous election, and (iii) such change in election shall not be given effect until twelve (12) months from the date that the change in election is delivered to the Company. In the event an election fails to satisfy the provisions set forth in this paragraph, such election shall be void and, if such an election is void, payment shall be made in accordance with the most recent election which was valid. Other changes in the form of benefit may be made only as determined by the Senior Vice President, Human Resources, of the Company in accordance with Code section 409A.

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If a Participant participates in more than one supplemental pension plan sponsored by the Corporation, the Participant must make a single election with respect to the form of annuity that shall apply to his or her benefits under all such plans and with respect to prospective changes of payment under this Section 2 of Article IV.

Notwithstanding the above, for periods prior to January 1, 2009, (or such later date as may be provided by the Internal Revenue Service in guidance of general applicability), the Senior Vice President, Human Resources may provide alternative rules for elections with respect to the commencement of payment and form of payment, provided that such rules conform to Code section 409A and Internal Revenue Service guidance issued thereunder.

3. Deductibility of Payments. Subject to the provisions of Code section 409A in the event that the payment of benefits under Section 2 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the form and timing of distributions as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the payment method described in Section 2, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s accrued benefit under this Plan or to pay aggregate benefits less than the Participant’s accrued benefit in the event that all or a portion thereof would not be deductible by the Company.

4. Change of Law. Notwithstanding anything herein to the contrary, if the Committee determines in good faith, based on consultation with counsel and in accordance with the requirements of Code section 409A, that the federal income tax treatment or legal status of this Plan has or may be adversely affected by a change in the Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the benefits of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

5. Acceleration upon Change in Control.

Notwithstanding any other provision of the Plan, the accrued benefit of each Participant shall be one-hundred percent (100%) vested and distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

For purposes of this Plan, a Change in Control shall include and be deemed to occur upon the following events:

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(a)	A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(b)	The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

(c)	Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(d)	At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(e)	The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Subsidiary.

Notwithstanding the foregoing, no distribution shall be made solely on account of a Change in Control and prior to the benefit commencement date specified in Section 2 of Article V unless the Change in Control is both an event qualifying for a distribution of deferred compensation under Section 409A(a)(2)(A)(v) of the Code and an event qualifying under this Section 5.

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This Section 5 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of benefits under this Plan in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.

The Committee may cancel or modify this Section 5 at any time prior to a Change in Control. In the event of a Change in Control, this Section 5 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 5 shall not, for purposes of Section 5, be subject to cancellation or modification during the five year period

6. Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required. No benefit payments shall be made to the Participant until the withholding obligation for taxes under Code sections 3101(a) and 3101(b) has been satisfied with respect to the Participant.

7. Retiree Medical Withholding. A Participant may direct the Company to withhold from the Participant’s benefit payments hereunder all or a portion of the amount that the Participant is required to pay for Company-provided retiree medical coverage.

ARTICLE V

EXTENT OF PARTICIPANTS’ RIGHTS

1. Unfunded Status of Plan. This Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Plan, the Company may set aside assets in a trust or trusts described in Revenue Procedure 92-64, 1992-2 C.B. 422, and the Company may direct that its obligations under this Plan be satisfied by payments out of such trust or trusts. The assets of any such trust will remain subject to the claims of the general creditors of the Company. It is the Company’s intention that the Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2. Nonalienability of Benefits. A Participant’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein shall not be permitted or recognized, other than the designation of, or passage of payment rights to, a Beneficiary or transfer of an interest in this Plan to a Participant’s spouse, former spouse, or child incident to divorce under a Qualified Domestic Relations Order (which shall be interpreted and administered in accordance with Code sections 414(p)(1)(B) and 409A), provided that the form of payment designated in such order is an annuity as provided in Section 2(a) of Article V.

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3. Forfeiture. If, following the date on which a Participant shall retire under this Plan, a Participant shall engage in the operation or management of a business, whether as owner, stockholder, partner, officer, employee, consultant, or otherwise, which at such time is in competition with the Company or any of its subsidiaries, or shall disclose to unauthorized persons information relative to the business of the Company or any of its subsidiaries which the Participant shall have reason to believe is confidential, or otherwise act, or conduct oneself, in a manner which the Participant shall have reason to believe is contrary to the best interest of the Company, or shall be found by the Committee to have committed an act during the term of the Participant’s employment which would have justified the Participant being discharged for cause, the Participant’s retirement benefit under this Plan shall terminate. Application of this Section will be at the discretion of the Committee.

ARTICLE VI

AMENDMENT OR TERMINATION

1. Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s accrued benefit or postponing the time when a Participant is entitled to receive a distribution of his accrued benefit unless each affected Participant consents to such change.

2. Termination. The Board reserves the right to terminate this Plan at any time and at such times that the Board reasonably determines in its discretion is appropriate and conforms to the requirements of Code section 409A, to pay all Participants their accrued benefits in a lump sum or to make other provisions for the payment of benefits (e.g. purchase of annuities) immediately following such termination or at such time thereafter as the Board may determine.

3. Transfer of Liability. The Board reserves the right to transfer to another entity all of the obligations of Company with respect to a Participant under this Plan if such entity agrees pursuant to a binding written agreement with the Company or its subsidiaries to assume all of the obligations of the Company under this Plan with respect to such Participant.

4. Merger. The Board reserves the right to merge all or part of this Plan with or into another plan, provided (1) such other plan preserves all of the obligations of the Company under this Plan with respect to such Participant and (2) each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger (if the Plan had then terminated).

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ARTICLE VII

ADMINISTRATION

1. The Committee. This Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee and its delegates (including the Claims Administrator) shall have full discretion to construe and interpret the terms and provisions of the Plan, which interpretation or construction shall be final, conclusive and binding on all parties, including but not limited to the Company and any Participant or Beneficiary, except as otherwise provided by law. Notwithstanding anything contained in the Plan or in any document issued under the Plan, it is intended that the Plan will at all times conform to the requirements of Code section 409A and any regulations or other guidance issued thereunder, and that the provisions of the Plan will be interpreted to meet such requirements. If any provision of the Plan is determined not to conform to such requirements, the Plan shall be interpreted to omit such offending provision.

2. Delegation and Reliance. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose. In making any determination or in taking or not taking any action under this Plan, the Committee or its delegate may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Plan.

3. Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of the Plan or any Participant’s rights under the Plan to achieve intended tax consequences, or to comply with any other law, compliance with which is not required on the part of the Company.

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4. Facility of Payment. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or the Claims Administrator may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee (or the Claims Administrator) from all liability with respect thereto.

5. Proof of Claims. The Committee or the Claims Administrator may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6. Claim Procedures. The procedures when a claim under this Plan is wholly or partially denied by the Claims Administrator are as follows:

(a)	The Claims Administrator shall, within 90 days after receipt of a claim, furnish to claimant a written notice setting forth, in a manner calculated to be understood by claimant: (1) the specific reason or reasons for the denial; (2) specific reference to pertinent Plan provisions on which the denial is based; (3) a description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (4) an explanation of the steps to be taken if the claimant wishes to have the denial reviewed; and (5) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination on review. The 90 day period may be extended for not more than an additional 90 days if special circumstances make such an extension necessary. The Claims Administrator shall give the claimant, before the end of the initial 90 day period, a written notice of such extension, stating such special circumstances and the date by which the Claims Administrator expects to render a decision.

(b)	By a written application filed with the Claims Administrator within 60 days after receipt by claimant of the written notice described in paragraph (a), the claimant or his duly authorized representative may request review of the denial of his claim.

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(c)	In connection with such review, the claimant or his duly authorized representative may submit issues, comments, documents, records and other information relating to the claim for benefits to the Claims Administrator. In addition, the claimant will be provided, upon request and free of charge, reasonable access to and copies of all documents, records, or other information “relevant” to claimant’s claim for benefits. A document, record, or other information is “relevant” if it: (1) was relied upon in making the benefit determination; (2) was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or information was relied upon in making the benefit determination; or (3) demonstrates compliance with administrative processes and safeguards required under Federal law.

(d)	The Plan will provide an impartial review that takes into account all comments, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Claims Administrator shall make a decision and furnish such decision in writing to the claimant within 60 days after receipt by the Claims Administrator of the request for review. This period may be extended to not more than 120 days after such receipt if special circumstances make such an extension necessary. The claimant will be notified in writing prior to the expiration of the original 60 day period if such an extension is required, and such notice will include the reason for the extension and the date by which it is expected that a decision will be reached. The decision on review shall be in writing, set forth in a manner calculated to be understood by the claimant and shall include: (1) the specific reasons for the decision; (2) specific reference to the pertinent Plan provisions on which the decision is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information “relevant” to the claimant’s claim for benefits; (4) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (5) a statement describing any voluntary appeal procedures and the claimant’s right to obtain information about such procedures, if any; and (6) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review. If in the event that the reviewing committee must make a determination of disability in order to decide a claim, the reviewing committee shall follow the special claims procedures for disability benefits described in Department of Labor Regulation section 2560.503-1(d). The reviewing committee shall render a decision within a reasonable time (not to exceed 90 days) after the claimant’s request for review, rather than within 120 days as set forth in the above paragraph.

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(e)	The Claims Administrator shall be the Lockheed Martin Corporation Pension Plans Administrative Committee. Notwithstanding the foregoing, with respect to claims and appeals brought by elected officers of the Company, the Claims Administrator shall be the Committee.

ARTICLE IX

GENERAL AND MISCELLANEOUS PROVISIONS

1. This Plan shall not in any way obligate the Company to continue the employment of a Participant with the Company, nor does this Plan limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Plan constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Plan by its terms or implications in any way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2. Any benefits accrued under this Plan shall not be treated as compensation for purposes of calculating the amount of a Participant’s benefits or contributions under any pension, retirement, or other plan maintained by the Company, except as provided in such other plan.

3. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of Pension Plan Services, Human Resource Services. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her place of residence or business address.

4. In the event it should become impossible for the Company or the Committee to perform any act required by this Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Plan.

5. Each Eligible Employee shall be deemed conclusively to have accepted and consented to all the terms of this Plan and all actions or decisions made by the Company, the Board, or Committee with regard to the Plan.

6. The provisions of this Plan shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

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7. A copy of this Plan shall be available for inspection by Participants or other persons entitled to benefits under the Plan at reasonable times at the offices of the Company.

8. The validity of this Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9. This Plan and its operation, including the payment of cash hereunder, is subject to compliance with all applicable Federal and state laws, rules and regulations and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

ARTICLE X

EFFECTIVE DATE

This Plan, including any amendment and restatement of the prior plans, is generally effective December 31, 2008.

WITNESS		LOCKHEED MARTIN CORPORATION

/s/ Robin H. Villanueva		/s/ Kenneth J. Disken
Name:	Robin H. Villanueva	By:	Kenneth J. Disken
Senior Vice President, Human Resources

Date: 12-18-2008		Date: 12-18-2008

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APPENDIX A

LOCKHEED MARTIN SUPPLEMENTARY PENSION PLAN

FOR TRANSFERRED EMPLOYEES OF GE OPERATIONS

(Effective July 1, 2004)

ARTICLE I

PURPOSES OF THE PLAN

The purposes of the Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations (the “Plan”) is to provide Transferred Employees with a supplemental pension benefit that, in combination with the Martin Marietta Corporation Retirement Income Plan II (now the Lockheed Martin Corporation Retirement Income Plan II) or KAPL Inc. Pension Plan for Salaried Employees and anticipated social security benefits, delivers a total retirement income equal to a maximum of 60 percent of the employee’s average compensation over the final three years.

The Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations (formerly known as the Martin Marietta Supplementary Pension Plan for Employees of Transferred GE Operations) and predecessor plan is amended, restated , effective July 1, 2004

The Plan was subsequently amended and restated effective January 1, 2005 in order to comply with the requirements of Code section 409A. The amendment and restatement applies only to the portion of a Participant’s benefit that is earned or becomes vested on or after January 1, 2005. The portion of a Participant’s benefit that was earned and vested prior to January 1, 2005 shall be governed by this Appendix A.

ARTICLE II

DEFINITIONS

Unless the context indicates otherwise, the following words and phrases when used in this Plan shall have the meanings hereinafter indicated:

1. BENEFICIARY — The person or persons designated by the Participant as his or her beneficiary under the Qualified Pension Plan. If no beneficiary is designated under the Qualified Pension Plan, or if no designated beneficiary survives the Participant, the Participant’s estate shall be the beneficiary.

2. BOARD — The Board of Directors of Lockheed Martin Corporation.

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3. CODE — The Internal Revenue Code of 1986, as amended.

4. COMMITTEE — The committee described in Section 1 of Article VII.

5. COMPANY — Lockheed Martin Corporation and its subsidiaries.

6. ELIGIBLE EMPLOYEE — An employee of the Company who transferred employment to Martin Marietta Corporation as a result of the agreement between Martin Marietta Corporation and General Electric Company dated November 22, 1992 or who transferred employment under the Lakeland Transfer Agreement and who meets the eligibility criteria in Section 1 of Article III, and who satisfies such additional requirements for participation in this Plan as the Committee may from time to time establish. The Pension Plans Administration Committee shall interpret the participation requirements established by the Committee for all Participants except elected officers subject to Section 16(b) of the Securities and Exchange Act of 1934. Determinations of participation requirements for elected officers shall be made by the Committee.

7. PARTICIPANT — An Eligible Employee who meets the requirements for participation contained in Article III; the term shall include a former employee and survivors/beneficiaries whose benefit has not been fully distributed.

8. PLAN — The Lockheed Martin Supplementary Pension Plan for Transferred Employees of GE Operations, or any successor plan.

9. QUALIFIED PENSION PLAN — The Lockheed Martin Corporation Retirement Income Plan (“Retirement Income Plan II”) or KAPL Inc. Pension Plan for Salaried Employees (“KAPL Inc. Plan”). All terms used in this Plan which are defined in the Retirement Income Plan II or KAPL Inc. Plan have the same meanings, unless otherwise expressly provided in this Plan.

10. YEAR — The calendar year.

ARTICLE III

SUPPLEMENTARY PENSION BENEFIT

1. Eligibility. Each Employee who was classified as an Executive Career Band (“EB”) employee on or prior to December 31, 1993, who has five or more years of Vesting Service and who is a participant in the Qualified Pension Plan shall be eligible to receive benefits under this Article III. However, except as provided in Section 2.D., an Employee who retires under the Qualified Pension Plan before the first day of the month following attainment of age 55 or an Employee who leaves the Service of the Company before attainment of age 55, shall not be eligible for a benefit under this Article III.

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An Employee who meets the other requirements specified in this Section shall be eligible for benefits under this Article III so long as his assigned position level or position of equivalent responsibility throughout any consecutive three years of the 15 year period ending on the last day of the month preceding his termination of service is at least at the level of a director (or other position equivalent to General Electric Company’s EB) even though he is not employed at that level on the date his Service terminates.

2. Amount of Benefit.

C.	Definitions. For purposes of this Section 2, the following terms have the following meanings:

Annual Estimated Social Security Benefit. The annual equivalent of the maximum possible Primary Insurance Amount payable, after reduction for early retirement, as an old-age benefit to an employee who retired at age 62 on January 1 of the calendar year in which occurred the Employee’s actual date of retirement or death, whichever is earlier. The Company shall determine the Annual Estimated Social Security Benefit in accordance with the Social Security Act in effect at the end of the calendar year preceding such January 1.

If an Employee has less than 35 years of Credited Service, the Annual Estimated Social Security Benefit determined under the above paragraph is multiplied by a factor, the numerator of which is the number of years of the Employees’ Credited Service to his or her date of retirement or death, whichever is earlier, and the denominator of which is 35.

The Annual Estimated Social Security Benefit shall be adjusted to include any social security, severance, or similar benefit provided under foreign law or regulations as the Committee may prescribe by rules and regulations.

Annual Pension Payable under the Qualified Pension Plan. The sum of:

(3)	(i) the annual normal, early or late retirement benefit under Article V of the Qualified Pension Plan, including the Personal Pension Account (excluding the regular supplement under Article V(4) of the Qualified Pension Plan), or (ii) the normal, optional or disability retirement benefit under the RIP II or KAPL Annex of the Qualified Pension Plan, less

(4)

to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension. All such amounts shall be determined before applying any reduction factors for Early, Optional or Disability Retirement, for election of any optional form of Pension

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at retirement, a qualified domestic relations order(s), if any, or in connection with any other adjustment or supplement made pursuant to the Qualified Pension Plan or any other pension plan.

For purposes of this paragraph, the Employee’s Pension shall include the Personal Pension Account Annuity payable to the Employee or the Employee’s spouse on the date of the Employee’s retirement or death, regardless of whether such annuity commenced on such date.

Annual Retirement Income. For Employees who retire or die in active Service on or after April 5, 1993, the amount determined by multiplying 1.75% of Average Annual Compensation by the number of years of Credited Service completed at the date of retirement or death, whichever is earlier.

Average Annual Compensation. One-third of the Employee’s Compensation for the highest consecutive three years during the last 10 years immediately preceding his date of retirement or death, whichever is earlier. In computing Average Annual Compensation, normal straight-time earnings shall be substituted for actual Compensation for any month in which such normal straight-time earnings are greater.

Compensation. Salary (including any deferred salary approved by the Committee as compensation for purposes of this Plan) plus:

(4)	For persons then eligible for Incentive Compensation, the total amount of any Management Incentive Compensation Plan earnings, unless such Incentive Compensation is excluded by the Board or a committee thereof.

(5)	For persons who would then have been eligible for Incentive Compensation if they had not been participants in a Sales Commission Plan or other variable compensation plan, the total amount of sales commissions (or other variable compensation earned unless such compensation is excluded by the Board or a committee thereof);

(6)	For all other persons, the sales commissions and other variable compensation earned to the extent such earnings were then included under the Qualified Pension Plan, plus any amounts (other than salary and those mentioned in clauses (1) through (3) above) which were then included as compensation under the Qualified Pension Plan except any amounts which the Committee may exclude from the computation of “Compensation” and subject to the powers of the Committee with respect to payment of benefits.

The Committee shall specify the basis for determining an Employee’s Compensation for any portion of the three years used to compute the Employee’s Average Annual Compensation during which the Employee was not employed by an employer participating in this Plan.

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Credited Service. Credited Service has the same meaning as in the Qualified Pension Plan. For periods before January 1, 1976, Credited Service as a full-time Employee also includes all Service credited under the Qualified Pension Plan for any period during which the employee was a full-time Employee for purposes of the Qualified Pension Plan. Credited Service also includes:

(3)	Any period of Service with the Company or an Affiliate as the Committee may otherwise provide by rules and regulations issued with respect to this Plan; and

(4)	Any period of service with another employer as the Board may approve, if any conditions specified in such approval have been met.

D.	Normal Retirement Benefit. Subject to the limitations in Section G, the benefit payable to an eligible Employee who retires on or after his or her normal retirement date under the Plan, shall be the excess, if any, of the employee’s Annual Retirement Income, over the sum of

(4)	The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity and excluding any supplements payable under the Qualified Pension Plan) (calculated as a five-year certain annuity),

(5)	1/2 of the Employee’s Annual Estimated Social Security Benefit,

(6)	the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan

E.	Early, Optional or Disability Retirement. Subject to the limitations in Section G, the benefit payable to an eligible Employee who, after reaching age 60, retires on an optional retirement date under the Qualified Pension Plan shall be computed in the manner provided by Section B (for an employee retiring on his or her normal retirement date) but taking into account only Credited Service and Average Annual Compensation to the actual date of optional retirement. The annual benefit payable to an eligible Employee who, after reaching age 55 (but before reaching age 60) retires under the early retirement provisions of the Qualified Pension Plan shall equal the amount in section B but taking into account only Credited Service and Average Annual Compensation to the Employee’s actual termination of employment and reduced for early retirement using the early retirement reduction factor under Article V(2) of the Qualified Pension Plan.

The annual benefit payable to an eligible Employee who has satisfied the eligibility requirements to receive a Disability Pension under the RIP II or KAPL Annex of the Qualified Pension Plan shall be computed in the manner provided by Section B (for an Employee retiring on his normal retirement date) taking into account only Credited Service and Average Annual Compensation to the actual date of disability retirement and not reduced for the Disability

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Supplement in the RIP II or KAPL Annex of the Qualified Pension Plan. In the case of an eligible Employee whose date of retirement precedes the first day of the month after reaching age 60 the Plan benefit shall then be reduced by 12%.

If the Disability Pension payable to the Employee under the Qualified Pension Plan is discontinued as a result of the Employee’s disability ceasing before the Employee reaches age 60, the benefit provided under this Section C. shall also be discontinued.

F.	Special Benefit Protection for Certain Employees. A former Employee whose Service with the Company is terminated on or after December 31, 1994 and after completing 25 or more years of Vesting Service, who does not withdraw his required or voluntary contributions from the Qualified Pension Plan before retirement, shall be eligible for a benefit under this Plan commencing upon his or her retirement under the Qualified Pension Plan after reaching age 60 if:

(3)	the Employee’s Service is terminated for transfer to a successor employer and

(4)	the Employee does not retire under the Qualified Pension Plan until the later of (1) termination of service with the successor employer and (2) the first of the month after reaching age 60.

In determining the benefit under this Plan, the Average Annual Compensation shall be based on the last 120 completed months with the successor employer before the Employee’s Service termination date and the Annual Estimated Social Security Benefit shall be determined as though the Employee’s retirement date was the date of termination.

G.	Survivor Benefits. Subject to Section F.(b), if a survivor benefit applies with respect to the past and future service annuity portion of a Employee’s Annual Pension payable under the Qualified Pension Plan, such survivor benefit shall automatically apply to any benefit which he or she may be eligible under this Plan. The Employee’s benefit shall be adjusted and paid in the same manner as such pension payable under the Qualified Pension Plan is adjusted and paid on account of such survivor benefit.

H.	Payments Upon Death.

(a) If an eligible Employee dies in active Service, or following retirement with a benefit from this Plan, and a death benefit (other than a return of Employee contributions with interest including an Employee’s Personal and Voluntary Pension Account ) is payable to the beneficiary or Surviving Spouse of such Employee under the Qualified Pension Plan, a death benefit shall also be payable to the beneficiary or Surviving Spouse under this Plan as follows:

(4)

Any such death benefit payable to a surviving spouse under this Plan shall equal 50% of the Employee’s Annual Retirement Income under this Plan reduced by (1) 100% of the Employee’s preretirement surviving spouse benefit payable or other lump sum

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benefit under the Qualified Pension Plan, (2) 25% of the Employee’s Annual Estimated Social Security Benefit, (3) the Employee’s Personal Pension Account benefit , and (4) the benefit payable under the Lockheed Martin Corporation Supplemental Retirement Plan. Payments to the surviving spouse shall commence on the later of: (1) the Employee’s 55th birthday, or (2) the Employee’s date of death.

(5)	Any such death benefit payable to a surviving spouse under this Plan shall take into account only Credited Service and Average Annual Compensation to the earlier of the Employee’s death or termination of employment and will be reduced for early retirement using the early retirement reduction factors under Article V(2) of the Qualified Pension Plan.

(6)	Any such benefit payable to a surviving spouse shall be paid at the same time as the Qualified Pension Plan and will be paid in accordance with the payment provisions of the RIP II or KAPL Annex of the Qualified Pension Plan. If benefits from the Qualified Pension Plan are paid under the payment provisions of the RIP II or KAPL Annex of the Qualified Pension Plan, then benefits from this Plan will be paid in the same payment form.

(b) In lieu of the benefit otherwise payable to a beneficiary or surviving spouse under Section E. or paragraph (a) of this Section, an Employee may elect to have all or any portion of such benefit (or the equivalent value of all or any portion) paid to the beneficiary designated in the employee’s election in any of the following forms:

(1)	An annuity for the spouse’s remaining lifetime. If the beneficiary dies before the spouse, the remaining benefit shall be paid as provided in the employee’s election. In the absence of any such provision, the equivalent value of the remaining payments shall be paid to the beneficiary’s estate, if any, otherwise to the beneficiary’s Personal Representative.

(2)	An annuity for the beneficiary’s remaining lifetime. If any annuity otherwise payable under this item (2) is less than $5,000 annually, the equivalent value shall be paid instead to the beneficiary in a lump sum.

(3)	A lump sum.

Any such election must be made in writing to the Qualified Pension Plan Administrator prior to the Employee’s death, and becomes effective when the Qualified Pension Plan Administrator receives it. For purposes of this election, an Employee may designate as his beneficiary only his estate, his former spouse, or a member of his immediate family.

For the purpose of determining the benefit conversions required to provide the benefit payments referred to above, the interest rate assumption shall be the interest rate used by the Pension Benefit Guaranty Corporation at the beginning of the year in which

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the Employee’s death occurs, in valuing immediate annuities for terminating single employer trusteed plans, and the mortality assumption shall be based on the UP-1984 Mortality Table.

I.	Limitations on Benefits.

(a) Notwithstanding any provision of this Plan to the contrary, if the sum of:

(5)	The annual benefit (calculated before applying any reductions for early retirement or additions for any supplements payable under the Qualified Pension Plan, and prior to any calculation for disability retirement reductions) otherwise payable to an Employee under this Plan;

(6)	The Employee’s Annual Pension Payable under the Qualified Pension Plan (including the Personal Pension Account Annuity) (calculated as a five-year certain annuity);

(7)	100% of the Annual Estimated Social Security Benefit before any adjustment for less than 35 years of Pension Benefit Service;

(8)	the Employee’s annual benefit under the Lockheed Martin Corporation Supplemental Retirement Plan; and

to the extent the Committee so determines, the benefit payable under any other pension plan contract, or policy of the Plan Sponsor (whether qualified or non-qualified), or government program attributable to periods of service for which Credited Service is granted by the Committee for the determination of the benefit under this Plan or is credited by the Qualified Pension exceeds 60% of his or her Annual Average Compensation, the benefit payable under this Plan shall be reduced by the amount of the excess.

(b) Notwithstanding any provision in this Plan to the contrary, the amount of the benefit payable and any death benefit payable to or on behalf of any Employee who is or was an Officer of the Company on the date of his retirement or death, whichever is earlier, shall be determined according to such general rules and regulations as a Committee appointed by the Board of Directors may adopt, subject to the limitation that any such benefit or death benefit may not exceed the amount which would be payable under this Plan in the absence of such rules and regulations.

J.	Adjustments Following Retirement. If the Pension payable under the Qualified Pension Plan to any Employee is increased following the Employee’s retirement as a result of a general increase in the Pensions payable to retired employees under that plan, no such increase will be made under this Plan unless the Committee makes such determination.

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K.	Non-duplication of Benefits. Benefits under this Article III are intended to supplement the Participant’s actual benefit under the Qualified Pension Plan as necessary to provide the Participant with the full benefit the Participant would have received under the Qualified Pension Plan with the special adjustments described above. To prevent duplication of benefits, the full benefit under the Qualified Pension Plan and the enhanced benefit described above shall be calculated without reduction for Code section 415 and Code section 401(a)(17), then reduced by the benefit payable from the Qualified Pension Plan and further reduced by the benefit payable from the Lockheed Martin Corporation Supplemental Retirement Plan. Participants have no right to duplicate benefits with respect to the same period of service, and the Committee may make such adjustments to the benefits under this Plan as the Committee deems necessary to prevent duplication of benefits.

ARTICLE IV

PAYMENT OF BENEFITS

1. Vesting. Except as provided in Article V, and subject to the Company’s right to discontinue the Plan as provided in Article VI, a Participant shall have a non-forfeitable interest in benefits payable under this Plan to the same extent as benefits are vested under the applicable Qualified Pension Plan. As provided in Article V, if a Participant acquires a right to receive payments under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

2. Form of Payment. Benefits shall be paid at the same time as the Qualified Pension Plan and will be paid in accordance with the payment provisions of the RIP II or KAPL Annex of the Qualified Pension Plan. If benefits from the Qualified Pension Plan are paid under the payment provisions of the RIP II or KAPL Annex, then benefits from this Plan will be paid in the same payment form.

If an Employee’s pension benefit under the Qualified Pension Plan is suspended for any month in accordance with the re-employment provisions thereof, the Employee’s benefit under this Plan for that month shall likewise be suspended.

Cash-out of Small Benefits. Notwithstanding the above, if the Value of the sum of the benefits payable to a Participant or Beneficiary under this Plan does not exceed the amount that may be distributed without consent under Section 411(a)(11) of the Code, all such benefits will be paid in a single lump sum payment in full discharge of all liabilities with respect to such benefits. For purposes of this Section, Value shall be determined as of the Participant’s termination of employment, and shall mean the present value of a Participant’s or Beneficiary’s benefits based upon the applicable mortality table and applicable interest rate in Code section 417(e)(3)(ii) for the calendar month preceding the Plan Year in which the termination of employment occurs.

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3. Deductibility of Payments. In the event that the payment of benefits under Section 2 would prevent the Company from claiming an income tax deduction with respect to any portion of the benefits paid, the Committee shall have the right to modify the form and timing of distributions as necessary to maximize the Company’s tax deductions. In the exercise of its discretion to adopt a modified distribution schedule, the Committee shall undertake to have distributions made at such times and in such amounts as most closely approximate the payment method described in Section 2, consistent with the objective of maximum deductibility for the Company. The Committee shall have no authority to reduce a Participant’s accrued benefit under this Plan or to pay aggregate benefits less than the Participant’s accrued benefit in the event that all or a portion thereof would not be deductible by the Company.

4. Change of Law. Notwithstanding anything to the contrary herein, if the Committee determines in good faith, based on consultation with counsel, that the federal income tax treatment or legal status of this Plan has or may be adversely affected by a change in the Code, Title I of the Employee Retirement Income Security Act of 1974, or other applicable law or by an administrative or judicial construction thereof, the Committee may direct that the benefits of affected Participants or of all Participants be distributed as soon as practicable after such determination is made, to the extent deemed necessary or advisable by the Committee to cure or mitigate the consequences, or possible consequences of, such change in law or interpretation thereof.

5. Acceleration upon Change in Control.

Notwithstanding any other provision of the Plan, the accrued benefit of each Participant shall be distributed in a single lump sum within fifteen (15) calendar days following a “Change in Control.”

For purposes of this Plan, a Change in Control shall include and be deemed to occur upon the following events:

(a)	A tender offer or exchange offer is consummated for the ownership of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote in the election of directors of the Company.

(b)	The Company is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Company (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

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(c)	Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company.

(d)	At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the “Incumbent Directors” shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, “Incumbent Directors” shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

(e)	The stockholders of the Company approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Company’s business and/or assets as an entirety to an entity that is not a Subsidiary.

This Section 5 shall apply only to a Change in Control of Lockheed Martin Corporation and shall not cause immediate payout of benefits under this Plan in any transaction involving the Company’s sale, liquidation, merger, or other disposition of any subsidiary.

The Committee may cancel or modify this Section 5 at any time prior to a Change in Control. In the event of a Change in Control, this Section 5 shall remain in force and effect, and shall not be subject to cancellation or modification for a period of five years, and any defined term used in Section 5 shall not, for purposes of Section 5, be subject to cancellation or modification during the five year period

6. Tax Withholding. To the extent required by law, the Company shall withhold from benefit payments hereunder any Federal, state, or local income or payroll taxes required to be withheld and shall furnish the recipient and the applicable government agency or agencies with such reports, statements, or information as may be legally required. No benefit payments shall be made to the Participant until the withholding obligation for taxes under Code sections 3101(a) and 3101(b) has been satisfied with respect to the Participant.

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7. Retiree Medical Withholding. A Participant may direct the Company to withhold from the Participant’s benefit payments hereunder all or a portion of the amount that the Participant is required to pay for Company-provided retiree medical coverage.

ARTICLE V

EXTENT OF PARTICIPANTS’ RIGHTS

1. Unfunded Status of Plan. This Plan constitutes a mere contractual promise by the Company to make payments in the future, and each Participant’s rights shall be those of a general, unsecured creditor of the Company. No Participant shall have any beneficial interest in any specific assets that the Company may hold or set aside in connection with this Plan. Notwithstanding the foregoing, to assist the Company in meeting its obligations under this Plan, the Company may set aside assets in a trust or trusts described in Revenue Procedure 92-64, 1992-2 C.B. 422, and the Company may direct that its obligations under this Plan be satisfied by payments out of such trust or trusts. The assets of any such trust will remain subject to the claims of the general creditors of the Company. It is the Company’s intention that the Plan be unfunded for Federal income tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974.

2. Nonalienability of Benefits. A Participant’s rights under this Plan shall not be assignable or transferable and any purported transfer, assignment, pledge or other encumbrance or attachment of any payments or benefits under this Plan, or any interest therein shall not be permitted or recognized, other than the designation of, or passage of payment rights to, a Beneficiary or transfer of an interest in this Plan to a Participant’s former spouse incident to divorce under a Qualified Domestic Relations Order.

3. Forfeiture. If, following the date on which a Participant shall retire under this Plan, a Participant shall engage in the operation or management of a business, whether as owner, stockholder, partner, officer, employee, consultant, or otherwise, which at such time is in competition with the Company or any of its subsidiaries, or shall disclose to unauthorized persons information relative to the business of the Company or any of its subsidiaries which the Participant shall have reason to believe is confidential, or otherwise act, or conduct oneself, in a manner which the Participant shall have reason to believe is contrary to the best interest of the Company, or shall be found by the Committee to have committed an act during the term of the Participant’s employment which would have justified the Participant being discharged for cause, the Participant’s retirement benefit under this Plan shall terminate. Application of this Section will be at the discretion of the Committee.

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ARTICLE VI

AMENDMENT OR TERMINATION

1. Amendment. The Board or its authorized delegate may amend, modify, suspend or discontinue this Plan at any time subject to any shareholder approval that may be required under applicable law, provided, however, that no such amendment shall have the effect of reducing a Participant’s accrued benefit or postponing the time when a Participant is entitled to receive a distribution of his accrued benefit unless each affected Participant consents to such change.

2. Termination. The Board reserves the right to terminate this Plan at any time and to pay all Participants their accrued benefits in a lump sum or to make other provisions for the payment of benefits (e.g. purchase of annuities) immediately following such termination or at such time thereafter as the Board may determine.

3. Transfer of Liability. The Board reserves the right to transfer to another entity all of the obligations of Company with respect to a Participant under this Plan if such entity agrees pursuant to a binding written agreement with the Company or its subsidiaries to assume all of the obligations of the Company under this Plan with respect to such Participant.

4. Merger. The Board reserves the right to merge all or part of this Plan with or into another plan, provided (1) such other plan preserves all of the obligations of the Company under this Plan with respect to such Participant and (2) each Participant in the Plan would (if the Plan then terminated) receive a benefit immediately after the merger which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger (if the Plan had then terminated).

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ARTICLE VII

ADMINISTRATION

1. The Committee. This Plan shall be administered by the Management Development and Compensation Committee of the Board or such other committee of the Board as may be designated by the Board. The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. The Committee and its delegates (including the Claims Administrator) shall have full discretion to construe and interpret the terms and provisions of the Plan, which interpretation or construction shall be final, conclusive and binding on all parties, including but not limited to the Company and any Participant or Beneficiary, except as otherwise provided by law. Except as otherwise provided in Section 5, the Committee delegates the authority to adjudicate claims to the Pension Plans Administration Committee.

2. Delegation and Reliance. The Committee may delegate to the officers or employees of the Company the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose. In making any determination or in taking or not taking any action under this Plan, the Committee or its delegate may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Committee or officer of the Company who is a Participant hereunder may participate in any decision specifically relating to his or her individual rights or benefits under the Plan.

3. Exculpation and Indemnity. Neither the Company nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application thereof, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of the Plan or any Participant’s rights under the Plan to achieve intended tax consequences, or to comply with any other law, compliance with which is not required on the part of the Company.

4. Facility of Payment. If a minor, person declared incompetent, or person incapable of handling the disposition of his or her property is entitled to receive a benefit, make an application, or make an election hereunder, the Committee or the Claims Administrator may direct that such benefits be paid to, or such application or election be made by, the guardian, legal representative, or person having the care and custody of such minor, incompetent, or incapable person. Any payment made, application allowed, or election implemented in accordance with this Section shall completely discharge the Company and the Committee from all liability with respect thereto.

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5. Proof of Claims. The Committee or the Claims Administrator may require proof of the death, disability, incompetency, minority, or incapacity of any Participant or Beneficiary and of the right of a person to receive any benefit or make any application or election.

6. Claim Procedures. The procedures when a claim under this Plan is wholly or partially denied by the Claims Administrator are as follows:

(a)	The Claims Administrator shall, within 90 days after receipt of a claim, furnish to claimant a written notice setting forth, in a manner calculated to be understood by claimant: (1) the specific reason or reasons for the denial; (2) specific reference to pertinent Plan provisions on which the denial is based; (3) a description of any additional materials or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (4) an explanation of the steps to be taken if the claimant wishes to have the denial reviewed; and (5) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse determination on review. The 90 day period may be extended for not more than an additional 90 days if special circumstances make such an extension necessary. The Claims Administrator shall give the claimant, before the end of the initial 90 day period, a written notice of such extension, stating such special circumstances and the date by which the Claims Administrator expects to render a decision.

(b)	By a written application filed with the Claims Administrator within 60 days after receipt by claimant of the written notice described in paragraph (a), the claimant or his duly authorized representative may request review of the denial of his claim.

(c)	In connection with such review, the claimant or his duly authorized representative may submit issues, comments, documents, records and other information relating to the claim for benefits to the Claims Administrator. In addition, the claimant will be provided, upon request and free of charge, reasonable access to and copies of all documents, records, or other information “relevant” to claimant’s claim for benefits. A document, record, or other information is “relevant” if it: (1) was relied upon in making the benefit determination; (2) was submitted, considered or generated in the course of making the benefit determination, without regard to whether such document, record or information was relied upon in making the benefit determination; or (3) demonstrates compliance with administrative processes and safeguards required under federal law.

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(d)	The Plan will provide an impartial review that takes into account all comments, records and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Claims Administrator shall make a decision and furnish such decision in writing to the claimant within 60 days after receipt by the Claims Administrator of the request for review. This period may be extended to not more than 120 days after such receipt if special circumstances make such an extension necessary. The claimant will be notified in writing prior to the expiration of the original 60 day period if such an extension is required, and such notice will include the reason for the extension and the date by which it is expected that a decision will be reached. The decision on review shall be in writing, set forth in a manner calculated to be understood by the claimant and shall include: (1) the specific reasons for the decision; (2) specific reference to the pertinent Plan provisions on which the decision is based; (3) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to and copies of all documents, records, and other information “relevant” to the claimant’s claim for benefits; (4) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; (5) a statement describing any voluntary appeal procedures and the claimant’s right to obtain information about such procedures, if any; and (6) a statement of the claimant’s right to bring a civil action under section 502(a) of ERISA following an adverse benefit determination on review.

(e)	If in the event that the reviewing committee must make a determination of disability in order to decide a claim, the reviewing committee shall follow the special claims procedures for disability benefits described in Department of Labor Regulation section 2560.503-1(d). The reviewing committee shall render a decision within a reasonable time (not to exceed 90 days) after the claimant’s request for review, rather than within 120 days as set forth in the above paragraph.

(f)	The Claims Administrator shall be the Lockheed Martin Corporation Pension Plans Administrative Committee. Notwithstanding the foregoing, with respect to claims and appeals brought by elected officers of the Company, the Claims Administrator shall be the Committee.

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ARTICLE IX

GENERAL AND MISCELLANEOUS PROVISIONS

1. This Plan shall not in any way obligate the Company to continue the employment of a Participant with the Company, nor does this Plan limit the right of the Company at any time and for any reason to terminate the Participant’s employment. In no event shall this Plan constitute an employment contract of any nature whatsoever between the Company and a Participant. In no event shall this Plan by its terms or implications in any way limit the right of the Company to change an Eligible Employee’s compensation or other benefits.

2. Any benefits accrued under this Plan shall not be treated as compensation for purposes of calculating the amount of a Participant’s benefits or contributions under any pension, retirement, or other plan maintained by the Company, except as provided in such other plan.

3. Any written notice to the Company referred to herein shall be made by mailing or delivering such notice to the Company at 6801 Rockledge Drive, Bethesda, Maryland 20817, to the attention of Pension Plan Operations, Human Resource Services. Any written notice to a Participant shall be made by delivery to the Participant in person, through electronic transmission, or by mailing such notice to the Participant at his or her place of residence or business address.

4. In the event it should become impossible for the Company or the Committee to perform any act required by this Plan, the Company or the Committee may perform such other act as it in good faith determines will most nearly carry out the intent and the purpose of this Plan.

5. Each Eligible Employee shall be deemed conclusively to have accepted and consented to all the terms of this Plan and all actions or decisions made by the Company, the Board, or Committee with regard to the Plan.

6. The provisions of this Plan shall be binding upon and inure to the benefit of the Company, its successors, and its assigns, and to the Participants and their heirs, executors, administrators, and legal representatives.

7. A copy of this Plan shall be available for inspection by Participants or other persons entitled to benefits under the Plan at reasonable times at the offices of the Company.

8. The validity of this Plan or any of its provisions shall be construed, administered, and governed in all respects under and by the laws of the State of Maryland, except as to matters of Federal law. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

9. This Plan and its operation, including the payment of cash hereunder, is subject to compliance with all applicable Federal and state laws, rules and regulations and such other approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.

ARTICLE X

EFFECTIVE DATE

This Plan, including any amendment and restatement of the prior plans, is generally effective July 1, 2004.